NATIONWIDE

VLI SEPARATE

ACCOUNT

Annual Report

to

Contract Owners

December 31, 2011

NATIONWIDE LIFE INSURANCE COMPANY

HOME OFFICE: COLUMBUS, OHIO

Report of Independent Registered Public Accounting Firm

The Board of Directors of Nationwide Life Insurance Company and Subsidiaries and Contract Owners of Nationwide VLI Separate Account:

We have audited the accompanying statement of assets, liabilities and contract owners’ equity of Nationwide VLI Separate Account (comprised of the sub-accounts listed in note 1(b), (collectively, “the Accounts”)) as of December 31, 2011, and the related statements of operations for the period then ended, the statements of changes in contract owners’ equity for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Accounts as of December 31, 2011, the results of their operations for the period then ended, the changes in contract owners’ equity for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

March 13, 2012

NATIONWIDE VLI SEPARATE ACCOUNT

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2011

Assets:
Investments at fair value:

V.I. Government Securities Fund: Series I (IVGS1)
	1,513,646 shares (cost $17,696,305)	$18,905,438
U.S. Real Estate Portfolio - Class I (MSVRE)
	165,837 shares (cost $1,820,063)	2,250,408
NVIT Money Market Fund - Class IV (SAM4)
	7,546,840 shares (cost $7,546,840)	7,546,840
Van Kampen Life Investment Trust - Capital Growth Portfolio - Class I (ACEG)
	249,949 shares (cost $6,514,210)	7,973,357

Total Investments		$36,676,043

Accounts Receivable		194,332

		$36,870,375

Contract Owners’ Equity:
Accumulation units		36,870,375

Total Contract Owners’ Equity (note 8)		$36,870,375

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

Investment Activity:	Total	IVGS1	MSVRE	SAM4	ACEG	ACG
Reinvested dividends	$864,420	-	19,284	7	-	845,129
Asset charges (note 3)	(371,096)	(242,637)	(11,057)	(41,556)	(44,447)	(31,399)

Net investment income (loss)	493,324	(242,637)	8,227	(41,549)	(44,447)	813,730
Realized gain (loss) on investments	357,185	37,909	5,456	-	772,971	(459,151)
Change in unrealized gain (loss) on investments	(188,686)	1,209,133	94,612	-	(1,310,485)	(181,946)

Net gain (loss) on investments	168,499	1,247,042	100,068	-	(537,514)	(641,097)

Net increase (decrease) in contract owners’ equity resulting from operations	$661,823	1,004,405	108,295	(41,549)	(581,961)	172,633

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2011 and 2010

	Total		IVGS1		MSVRE		SAM4
	2011	2010	2011	2010	2011	2010	2011	2010
Investment activity:
Net investment income (loss)	$493,324	(117,793)	(242,637)	-	8,227	31,871	(41,549)	(49,795)
Realized gain (loss) on investments	357,185	128,159	37,909	-	5,456	(747,583)	-	-
Change in unrealized gain (loss) on investments	(188,686)	2,803,141	1,209,133	-	94,612	1,214,306	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	661,823	2,813,507	1,004,405	-	108,295	498,594	(41,549)	(49,795)

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	655	(88,876)	(717)	-	331	857	(2)	103
Transfers between funds	-	-	18,847,565	-	244,516	62,657	(432,944)	(213,053)
Surrenders (notes 2d and 6)	(3,301,404)	(4,889,463)	(1,013,701)	-	(72,838)	(37,343)	(1,329,776)	(1,093,560)
Death Benefits (note 4)	(1,376,651)	(2,882,430)	(383,047)	-	(31,360)	(32,305)	(747,483)	(691,594)
Net policy repayments (loans) (note 5)	1,875,464	1,463,761	639,649	-	7,871	(50,802)	1,055,342	625,138
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(726,255)	(721,552)	(188,718)	-	(22,729)	(22,702)	(297,239)	(294,281)
Adjustments to maintain reserves	169,962	(62,134)	188,488	-	(87)	683	(1,954)	(3,776)

Net equity transactions	(3,358,229)	(7,180,694)	18,089,519	-	125,704	(78,955)	(1,754,056)	(1,671,023)

Net change in contract owners’ equity	(2,696,406)	(4,367,187)	19,093,924	-	233,999	419,639	(1,795,605)	(1,720,818)
Contract owners’ equity beginning of period	39,566,781	43,933,968	-	-	2,018,216	1,598,577	9,342,418	11,063,236

Contract owners’ equity end of period	$36,870,375	39,566,781	19,093,924	-	2,252,215	2,018,216	7,546,813	9,342,418

CHANGES IN UNITS:
Beginning units	1,803,125	2,138,525	-	-	38,175	39,102	939,352	1,106,796
Units purchased	1,972,840	79,422	1,903,945	-	4,689	2,454	44,807	48,878
Units redeemed	(906,231)	(414,822)	(110,834)	-	(2,447)	(3,381)	(221,547)	(216,322)

Ending units	2,869,734	1,803,125	1,793,111	-	40,417	38,175	762,612	939,352

(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2011 and 2010

	ACEG		ACG		ACE		ACMM
	2011	2010	2011	2010	2011	2010	2011	2010
Investment activity:
Net investment income (loss)	$(44,447)	(40,075)	813,730	(59,744)	-	(11)	-	(39)
Realized gain (loss) on investments	772,971	1,057,438	(459,151)	(181,696)	-	-	-	-
Change in unrealized gain (loss) on investments	(1,310,485)	370,556	(181,946)	1,218,279	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(581,961)	1,387,919	172,633	976,839	-	(11)	-	(39)

Equity transactions:
Purchase payments received from contract owners (notes 2a and 6)	1,043	520	-	24	-	-	-	(90,380)
Transfers between funds	330,034	476,436	(18,989,171)	(384,348)	-	-	-	58,308
Surrenders (notes 2d and 6)	(369,526)	(1,214,603)	(515,563)	(2,549,225)	-	9	-	5,259
Death Benefits (note 4)	(31,384)	(283,995)	(183,377)	(1,803,503)	-	-	-	(71,033)
Net policy repayments (loans) (note 5)	(49,839)	(285)	222,441	893,295	-	292	-	(3,877)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(124,958)	(114,341)	(92,611)	(290,225)	-	(292)	-	289
Adjustments to maintain reserves	(558)	(410)	(15,927)	(142,601)	-	2	-	83,968

Net equity transactions	(245,188)	(1,136,678)	(19,574,208)	(4,276,583)	-	11	-	(17,466)

Net change in contract owners’ equity	(827,149)	251,241	(19,401,575)	(3,299,744)	-	-	-	(17,505)
Contract owners’ equity beginning of period	8,804,572	8,553,331	19,401,575	22,701,319	-	-	-	17,505

Contract owners’ equity end of period	$7,977,423	8,804,572	-	19,401,575	-	-	-	-

CHANGES IN UNITS:
Beginning units	282,097	326,267	543,501	665,595	-	-	-	765
Units purchased	14,024	19,560	5,375	6,566	-	(64)	-	2,028
Units redeemed	(22,527)	(63,730)	(548,876)	(128,660)	-	64	-	(2,793)

Ending units	273,594	282,097	-	543,501	-	-	-	-

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS December 31, 2011

(1) Background and Summary of Significant Accounting Policies

(a) Organization and Nature of Operations

The Nationwide VLI Separate Account (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on August 8, 1984. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The Company offers single premium, multiple payment and flexible premium variable life insurance contracts through the Account. The primary distribution for the contracts is through the brokerage community; however, other distributors may be utilized.

(b) The Contracts

Prior to December 31, 1990, only contracts without a front-end sales charge and certain other fees, were offered for purchase. Beginning December 31, 1990, contracts with a front-end sales charge and certain other fees, are offered for purchase. See note 2 for a discussion of policy charges and note 3 for asset charges.

With certain exceptions, contract owners may invest in the following:

INVESCO AIM INVESTMENTS

V.I. Government Securities Fund: Series I (IVGS1)

MORGAN STANLEY

U.S. Real Estate Portfolio - Class I (MSVRE)

NATIONWIDE FUNDS GROUP

NVIT Money Market Fund - Class IV (SAM4)

PORTFOLIOS OF THE VAN KAMPEN LIFE INVESTMENT TRUST

Van Kampen Life Investment Trust - Capital Growth Portfolio - Class I (ACEG)

The contract owners’ equity is affected by the investment results of each fund, equity transactions by contract owners and certain policy and asset charges (see notes 2 and 3). The accompanying financial statements include only contract owners’ purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

A contract owner may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

A purchase payment could be presented as a negative equity transaction in the Statements of Changes in Contract Owners’ Equity if a prior period purchase payment is refunded to a contract owner due to a contract cancellation during the free look period, and/or if a gain is realized by the contract owner during the free look period.

The Company allocates purchase payments to sub-accounts and/or the fixed account as instructed by the contract owner. Shares of the sub-accounts are purchased at Net Asset Value, then converted into accumulation units. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the contract.

(c) Security Valuation, Transactions and Related Investment Income

Investments in underlying mutual funds are valued at the closing net asset value per share at December 31, 2011 of such funds. The cost of investments sold is determined on a first in - first out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends and capital gain distributions are accrued as of the ex-dividend date and are reinvested in the underlying mutual funds.

(d) Federal Income Taxes

Operations of the Account form a part of, and are taxed with, operations of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. The Company does not provide for income taxes within the Account. Taxes are generally the responsibility of the contract owner upon termination or withdrawal.

(e) Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Recently Issued Accounting Standards

FASB ASC 820 was effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years, with early adoption permitted. The Account adopted FASB ASC 820 effective January 1, 2008. The adoption of FASB ASC 820 did not have a material impact on the Account’s financial position or results of operations.

In September 2009 the FASB issued ASU 2009-12, which amends FASB ASC 820, Fair Value Measurements and Disclosures. This guidance applies to reporting entities that hold an investment that is required or permitted to be measured or disclosed at fair value on a recurring or nonrecurring basis if the investment does not have a readily determinable fair value and the investee has attributes of an investment company. For these investments, this update allows, as a practical expedient, the use of net asset value (NAV) as the basis to estimate fair value as long as it is not probable, as of the measurement date that the investment will be sold and NAV is not the value that will be used in the sale. The NAVs must be calculated consistent with the American Institute of Certified Public Accountants Audit and Accounting Guide, Investment Companies, which generally requires these investments to be measured at fair value. Additionally, the guidance provided updated disclosures for investments within its scope and noted that if the investor can redeem the investment with the investee on the measurement date at NAV, the investment should likely be classified as Level 2 in the fair value hierarchy. Investments that cannot be redeemed with the investee at NAV would generally be classified as Level 3 in the fair value hierarchy. If the investment is not redeemable generally be classified as Level 3 in the fair value hierarchy. If the investment is not redeemable with the investee on the measurement date, but will be at a future date, the length of time until the investment is redeemable should be considered in determining classification as Level 2 or 3. This guidance is effective for interim and annual periods ending after December 15, 2009 with early adoption permitted. The Account adopted this guidance effective the period ending December 31, 2009. The adoption of this guidance did not have a material impact on the financial statements of the Account.

In January 2010, the FASB issued ASU 2010-06, which amends FASB ASC 820, Fair Value Measurement and Disclosures. This guidance requires new disclosures and provides amendments to clarify existing disclosures. The new requirements include disclosing transfers in and out of Levels 1 and 2 fair value measurements, the reasons for the transfers, and further disaggregating activity in level 3 fair value measurements. The clarification of existing disclosure guidance includes further disaggregation of fair value measurement disclosures for each class of assets and liabilities and providing disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements. This guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the new disclosures regarding the activity in Level 3 measurements, which shall be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The Account adopted this guidance effective January 1, 2010, except for the new disclosure regarding the activity in Level 3 measurements, which the Account adopted for the fiscal period beginning January 1, 2011.

In May 2011, the FASB issued ASU 2011-04, which amends existing guidance in Accounting Standards Codification (ASC) 820, Fair Value Measurements and Disclosures. The guidance in this ASU clarifies existing fair value measurement guidance and expands disclosures primarily related to Level 3 fair value measurements. The ASU will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. The Account will adopt this guidance prospectively for the annual period beginning January 1, 2012. The adoption of this guidance will result in increased disclosures and will have an immaterial impact on the Account’s financial statements.

(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS December 31, 2011

(g) Subsequent Events

The Company evaluated subsequent events through the date the financial statements were issued with the SEC.

(2) Policy Charges

(a) Deductions from Premiums

For single premium contracts, no deduction is made from any premium at the time of payment. On multiple payment contracts, the Company deducts a charge for state premium taxes equal to 2.5% of all premiums received to cover the payment of these premium taxes. On flexible payment contracts, the Company deducts a charge for state premium taxes equal to 3.5% of all premiums received to cover the payment of these premium taxes. For multiple and flexible premium contracts, the Company also deducts a sales load from each premium payment received not to exceed 3.5% of each premium payment. The Company may at its sole discretion reduce this sales loading. For the periods ended December 31, 2011 and 2010, there were no front-end sales charge deductions.

(b) Cost of Insurance

A cost of insurance charge is assessed monthly against each contract by liquidating units. The amount of the charge varies widely and is based upon age, sex, rate class and net amount at risk (death benefit less total contract value).

(c) Administrative Charges

For single premium contracts, the Company currently deducts an annual administrative charge of $90 on purchase payments totaling less than $25,000, with a guaranteed maximum of $135. For New York contracts, the current charge is $65, with a guaranteed maximum of $120. The charge is $50 on purchase payments totaling $25,000 or more, with a guaranteed maximum of $75.

For multiple payment contracts, the Company currently deducts a monthly administrative charge of $5, with a guaranteed maximum of $7.50, to recover policy maintenance, accounting, record keeping and other administrative expenses.

For flexible premium contracts, the Company currently deducts a monthly administrative charge of $12.50, with a guaranteed maximum of $25, during the first policy year to recover policy maintenance, accounting, record keeping and other administrative expenses. For all subsequent years, the administration charge is $5, with a guaranteed maximum of $7.50. The Company deducts an additional charge of $1.50 per year per $1,000 to cover underwriting and administration costs and $0.54 per year per $1,000 to cover sales costs.

The above charges are assessed against each contract by liquidating units.

(d) Surrender Charges

Policy surrenders result in a redemption of the contract value from the Account and payment of the surrender proceeds to the contract owner or designee. The surrender proceeds consist of the contract value, less any outstanding policy loans, and less a surrender charge, if applicable. The charge is determined according to contract type.

For single premium contracts, the charge is determined based upon a specified percentage of each purchase payment. For single premium contracts issued on or after April 16, 1990, the charge is 8.5% in the first year and declines a specified amount each year. After the ninth year, the charge is 0%.

For multiple payment contracts and flexible premium contracts, the surrender charge is calculated based upon the initial specified amount and varies by issue age, sex and rate class. The charge is 100% of the initial surrender charge, as defined in the contract in the first year and declines a specified amount each year. After the ninth year (fourteenth year for policies issued in Pennsylvania), the charge is 0%. However, if a policy’s specified amount increases, the amount of the increase will have a nine-year (fourteen year for policies issued in Pennsylvania) surrender charge period. The Company may waive the surrender charge for certain contracts in which the sales expenses normally associated with the distribution of a contract are not incurred.

The charges are assessed against each contract by liquidating units.

(3) Asset Charges

The Company deducts a charge related to the assumption of mortality and expense risk.

For single premium contracts issued on or after April 16, 1990, the Asset Charges include mortality and expense risk, administrative expense and premium expense charges. These charges are equal to an annual rate of 1.30% during the first ten policy years, with a guaranteed maximum 1.60%, and 1.00%, with a guaranteed maximum of 1.30% thereafter (Reduced Fee). For multiple payment contracts the mortality and expense risk charge is equal to an annual rate of 0.80%. For flexible premium contracts the mortality and expense risk charge is equal to an annual rate of 0.80% decreasing to 0.50% starting on the 10th policy anniversary, if the cash surrender value is $25,000 or more. The above charges are assessed through a reduction in the unit value.

	Total	IVGS1	MSVRE	SAM4	ACEG
Single Premium issue prior to April 16, 1990	$369,227	241,942	11,038	41,175	43,855
Single Premium issue after to April 16, 1990	$936	265	19	154	371
Multiple Payment and Flexible Premium contracts	$933	430	0	227	221
Variable Executive Life	$0	0	0	0	0

Total	$371,096	$242,637	$11,057	$41,556	$44,447

ACG
Single Premium issue prior to April 16, 1990	31,217
Single Premium issue after to April 16, 1990	127
Multiple Payment and Flexible Premium contracts	55
Variable Executive Life	0

Total	31,399

(4) Death Benefits

Death benefit proceeds result in a redemption of the contract value from the Account and payment of those proceeds, less any outstanding policy loans (and policy charges), to the legal beneficiary. For last survivor flexible premium contracts, the proceeds are payable on the death of the last surviving insured. In the event that the guaranteed death benefit exceeds the contract value on the date of death, the excess is paid by the Company’s general account.

(5) Policy Loans (Net of Repayments)

Contract provisions allow contract owners to borrow up to 90% (50% during the first year of single premium contracts) of a policy’s cash surrender value. For single premium contracts issued on or after April 16, 1990, multiple payment contracts and flexible premium contracts, the loan interest rate is 6.0% per year. At the time the loan is granted, the amount of the loan is transferred from the Account to the Company’s general account as collateral for the outstanding loan. Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan is made, subject to a guaranteed minimum rate.

Loan repayments result in a transfer of collateral including interest credited back to the Account.

(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS December 31, 2011

(6) Related Party Transactions

The Company performs various services on behalf of the mutual fund companies in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

Contract owners may, with certain restrictions, transfer their assets between the Account and a fixed dollar contract (fixed account) maintained in the accounts of the Company. These transfers are the result of the contract owner executing fund exchanges. Fund exchanges from the Account to the fixed account are included in surrenders, and fund exchanges from the fixed account to the Account are included in purchase payments received from contract owners, as applicable, on the accompanying Statements of Change in Contract Owners’ Equity. Policy loan transactions (note 5), executed at the direction of the contract owner, also result in transfers between the Account and the fixed account of the Company, but are included in Net Policy (Loans) Repayments. The fixed account assets are not reflected in the accompanying financial statements. For the periods ended December 31, 2011 and 2010, total transfers into the Account from the fixed account were $3,138,927 and $2,752,764, respectively, and total transfers from the Account to the fixed account were $1,263,463 and $1,289,002, respectively.

(7) Fair Value Measurements

FASB ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

In accordance with FASB ASC 820, the Account categorized its financial instruments into a three level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Account categorizes financial assets recorded at fair value as follows:

• Level 1 – Unadjusted quoted prices accessible in active markets and mutual funds where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the measurement date.

• Level 2 – Unadjusted quoted prices for similar assets or liabilities in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means.

• Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The Account recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Level 1 and 2 as of December 31, 2011.

The following table summarizes assets measured at fair value on a recurring basis as of December 31, 2011:

	Level 1	Level 2	Level 3	Total

Separate Account Investments	$ 36,676,043	$0	$0	$ 36,676,043

The Account did not have any assets or liabilities reported at fair value on a nonrecurring basis required to be disclosed under FASB ASC 820.

The cost of purchases and proceeds from sales of Investments for the year ended December 31,2011 are as follows:

	Purchases of Investments	Sales of Investments
V.I. Government Securities Fund: Series I (IVGS1)	$18,995,675	$1,337,279
U.S. Real Estate Portfolio - Class I (MSVRE)	933,839	801,693
NVIT Money Market Fund - Class IV (SAM4)	1,431,166	3,226,849
Van Kampen Life Investment Trust - Capital Growth Portfolio - Class I (ACEG)	1,504,319	1,798,011
Government Portfolio - Class I(obsolete) (ACG)	884,102	19,644,561

	$23,749,101	$26,808,393

(8) Financial Highlights

The following tabular presentation is a summary of units, unit fair values, contract owners’ equity outstanding and contract expense rates for variable life contracts as of December 31, 2011, and the investment income ratio and total return for each of the periods in the five year period ended December 31, 2011. Total return and investment income ratio for periods with no ending contract owners’ equity were considered to be irrelevant, and therefore are not presented.

NATIONWIDE VLI SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS December 31, 2011

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***	Inception Date****
V.I. Government Securities Fund: Series I (IVGS1)
2011	0.50%	1,789,380	$ 10.648564	$ 19,054,327	0.00%	6.49%	4/29/2011
2011	1.00%	3,731	10.612899	39,597	0.00%	6.13%	4/29/2011
U.S. Real Estate Portfolio - Class I (MSVRE)
2011	0.50%	40,350	55.771235	2,250,369	0.86%	5.39%
2011	1.00%	67	27.548115	1,846	0.86%	4.87%
2010	0.50%	38,103	52.917738	2,016,325	2.19%	29.31%
2010	1.00%	72	26.269333	1,891	2.19%	28.67%
2009	0.50%	39,026	40.922072	1,597,025	3.22%	27.71%
2009	1.00%	76	20.416080	1,552	3.22%	27.08%
2008	0.50%	33,514	32.041879	1,073,852	3.46%	-38.20%
2008	1.00%	81	16.065985	1,301	3.46%	-38.51%
2007	0.50%	33,466	51.851515	1,735,263	1.24%	-17.49%
2007	1.00%	86	26.129688	2,247	1.24%	-17.90%
NVIT Money Market Fund - Class IV (SAM4)
2011	0.50%	761,105	9.896210	7,532,055	0.00%	-0.50%
2011	1.00%	1,507	9.792929	14,758	0.00%	-1.00%
2010	0.50%	935,537	9.945768	9,304,634	0.00%	-0.50%
2010	0.80%	2,203	9.913262	21,839	0.00%	-0.80%
2010	1.00%	1,612	9.891565	15,945	0.00%	-1.00%
2009	0.50%	1,102,708	9.995744	11,022,387	0.00%	-0.04%	11/30/2009
2009	0.80%	2,379	9.993181	23,774	0.00%	-0.07%	11/30/2009
2009	1.00%	1,709	9.991468	17,075	0.00%	-0.09%	11/30/2009
Van Kampen Life Investment Trust - Capital Growth Portfolio - Class I (ACEG)
2011	0.50%	267,206	29.724485	7,942,561	0.00%	-6.64%
2011	0.95%	61	27.700676	1,690	0.00%	-7.06%
2011	1.00%	6,327	5.242955	33,172	0.00%	-7.11%
2010	0.50%	275,271	31.839792	8,764,571	0.00%	19.25%
2010	0.95%	61	29.805553	1,818	0.00%	18.71%
2010	1.00%	6,765	5.644167	38,183	0.00%	18.65%
2009	0.50%	319,003	26.700490	8,517,536	0.14%	65.24%
2009	0.95%	61	25.107186	1,532	0.14%	64.50%
2009	1.00%	7,203	4.756834	34,263	0.14%	64.42%
2008	0.50%	77,862	16.158481	1,258,131	0.54%	-49.24%
2008	0.95%	61	15.262737	931	0.54%	-49.47%
2008	1.00%	1,591	2.893138	4,603	0.54%	-49.50%
2007	0.50%	111,730	31.834487	3,556,867	0.04%	16.37%
2007	0.95%	62	30.205859	1,873	0.04%	15.85%
2007	1.00%	2,090	5.728578	11,973	0.04%	15.79%
Government Portfolio - Class I (obsolete) (ACG)
2010	0.50%	540,494	35.804028	19,351,862	0.21%	4.71%
2010	0.95%	309	33.514971	10,356	0.21%	4.24%
2010	1.00%	2,698	14.587534	39,357	0.21%	4.19%
2009	0.50%	662,436	34.194217	22,651,480	6.88%	0.47%
2009	0.95%	309	32.152418	9,935	6.88%	0.02%
2009	1.00%	2,850	14.001472	39,904	6.88%	-0.03%
2008	0.50%	1,069,088	34.033278	36,384,569	4.46%	1.30%
2008	0.95%	308	32.145409	9,901	4.46%	0.85%
2008	1.00%	2,585	14.005421	36,204	4.46%	0.80%
2007	0.50%	1,076,780	33.595492	36,174,954	4.59%	6.79%
2007	0.95%	310	31.875003	9,881	4.59%	6.31%
2007	1.00%	2,698	13.894552	37,488	4.59%	6.26%
Life Investment Trust - Enterprise Portfolio - Class I (obsolete) (ACE)
2008	0.50%	586,663	25.274403	14,827,557	1.04%	-43.24%
2008	0.80%	1,261	19.624347	24,746	1.04%	-43.41%
2008	1.00%	8,773	4.181029	36,680	1.04%	-43.52%
2007	0.50%	703,688	44.525149	31,331,813	0.40%	12.12%
2007	0.80%	1,300	34.675802	45,079	0.40%	11.78%
2007	1.00%	9,556	7.402623	70,739	0.40%	11.55%
Money Market Portfolio - Class I (obsolete) (ACMM)
2009	0.50%	765	22.882150	17,505	0.01%	-0.48%
2008	0.50%	209,523	22.992436	4,817,444	1.98%	1.51%
2008	1.00%	863	11.403505	9,841	1.98%	1.00%
2007	0.50%	189,534	22.650171	4,292,978	4.64%	4.19%
2007	1.00%	876	11.290862	9,891	4.64%	3.65%

NATIONWIDE VLI SEPARATE

ACCOUNT NOTES TO FINANCIAL STATEMENTS December 31, 2011

2011	Contract owners equity:	$36,870,375
2010	Contract owners equity:	$39,566,781
2009	Contract owners equity:	$43,933,968
2008	Contract owners equity:	$58,485,760
2007	Contract owners equity:	$77,281,046

*	This represents the annual contract expense rate of the variable account at the period end indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual funds and charges made directly to contract owners’ accounts through the redemption of units.
**	This represents the ratio of dividends for the period indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by monthly average net assets (excluding months where net assets are zero). The investment income ratio for subaccounts initially funded during the period presented has not been annualized. The ratios exclude those expenses that result in direct reductions to the contractholder accounts through reductions in unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
***	This represents the total return for the period. The total returns do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return is not annualized if the underlying mutual fund option is initially offered, funded, or both, during the period presented.
****	This represents the date the underlying mutual fund option was initially added and funded.